UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 10, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of August 1, 2004, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-6)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                              No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates Series 2004-6 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $2,308,979,000 aggregate principal amount of Class 1-A1, Class 2-A1, Class 2-A2, Class A3, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-6 on June 30, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2004, as supplemented by the Prospectus Supplement dated June 29, 2004 (the “Prospectus Supplement”), to file information relating to the purchase of additional mortgage loans by the Registrant.

Pursuant to a transfer supplement dated as of September 10, 2004 (the “Transfer Supplement No. 2”), supplementing the Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as seller and Structured Asset Securities Corporation (the “Depositor”), as purchaser, the Depositor acquired on September 10, 2004, mortgage loans having an aggregate Scheduled Principal Balance as of September 1, 2004 (the “Subsequent Cut-Off Date”) of $4,577,399.37 identified on the Mortgage Loan Schedule attached as Schedule I to the Transfer Supplement No. 2 (the “Subsequent Mortgage Loans”), for inclusion in Structured Asset Investment Loan Trust 2004-6 (the “Trust Fund”).  The Trust Fund was established pursuant to a Trust Agreement dated as of June 1, 2004 (the “Trust Agreement”), among the Depositor, LaSalle Bank National Association, as trustee, Aurora Loan Services Inc., as master servicer, Wells Fargo Bank, N.A., as securities administrator and The Murrayhill Company, as credit risk manager.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Transfer Supplement No. 2 dated as of September 10, 2004, between Structured Asset Securities Corporation, as depositor, and Lehman Brothers Holdings Inc., as seller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:           /s/   Ellen V. Kiernan

       Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated: September 10, 2004

EXHIBIT INDEX

Exhibit No.

Description

99.1

Transfer Supplement No. 2 dated as of September 10, 2004 between Structured Asset Securities Corporation, as depositor, and Lehman Brothers Holdings Inc., as seller.